Exhibit 99.2

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On June 4, 2016, Hexis Cyber Solutions, Inc. (“Hexis”), a wholly-owned subsidiary of The KEYW Holding Corporation (“KEYW” or the “Company”), completed the sale of Hexis’ HawkEye G business and product line (the “HawkEye G Business”), including all of the contracts necessary to perform the HawkEye G Business, intellectual property rights relating to such contracts, and certain tangible property, records, files and other assets, to WatchGuard Technologies, Inc. (“WatchGuard”).

Previously, on May 2, 2016, Hexis and Hexis’ wholly-owned subsidiary SenSage, Inc. completed the sale of all of Hexis’ HawkEye AP business and product line (the “HawkEye AP Business”), including all of the contracts necessary to perform the HawkEye AP Business, intellectual property rights relating to such contracts, and certain tangible property, records, files and other assets, to Ignite Analytics, Inc. The sale of the HawkEye G business and the HawkEye AP business comprised our entire former Commercial Cyber Solutions reportable segment.

The following unaudited pro forma condensed consolidated statements of operations of KEYW for the three months ended March 31, 2016 and for each of the three fiscal years ended December 31, 2015, 2014, and 2013 reflect KEYW’s results of operations as if the sales had occurred on January 1, 2013. The following unaudited pro forma condensed consolidated balance sheet of KEYW as of March 31, 2016 assumes that the sales had occurred on March 31, 2016. In our condensed consolidated financial statements for the quarter ended March 31, 2016, contained in our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 10, 2016, the assets and liabilities of our Commercial Cyber Solutions segment were classified as held for sale and the results of operations were classified as discontinued operations.

The unaudited pro forma condensed consolidated financial statements are presented based on information currently available, are intended for informational purposes and are not intended to represent what KEYW’s financial position and results of operations actually would have been had these divestitures occurred on the dates indicated. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances; however, actual amounts could differ. In addition, the unaudited pro forma condensed consolidated financial statements are not necessarily indicative of KEYW’s financial position and results of operations for any future period.

The unaudited pro forma condensed consolidated financial statements are based upon, and should be read in conjunction with, our historical consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2015, filed on March 15, 2016.

The Historical column in the unaudited pro forma condensed consolidated financial statements reflects KEYW’s historical financial statements for the periods presented and does not reflect any adjustments related to the divestitures and related events.

The Hexis Divestiture column in the unaudited pro forma condensed consolidated financial statements represent our former Commercial Cyber Solutions' assets, liabilities and results of operations.

The pro forma adjustments are based on available information and assumptions that KEYW’s management believes are reasonable, that reflect the impacts of events directly attributable to the divestitures and related transaction agreements that are factually supportable, and for purposes of the statements of earnings, are expected to have a continuing impact on KEYW.

In connection with these divestitures, KEYW received aggregate consideration consisting of: (i) an aggregate of $5.0 million in closing cash; (ii) approximately $2.0 million of retained trade receivables; (iii) 1.7 million shares of the common stock of the privately held parent of WatchGuard (“Parent Stock”) with a GAAP fair value of $0.34 million which is estimated to be liquidated eventually for $10 to $12 million assuming revenue growth and multiples of comparable companies offering similar security products and services; (iv) $3.0 million to be paid by WatchGuard Technologies, Inc. to Hexis on January 31, 2017; and (v) a potential earnout payment equal to the amount of all new HawkEye AP license sales in excess of an aggregate $4.0 million in the one year period following the closing of the HawkEye AP Business sale. In connection with the Hawkeye G Business sale, Hexis is obligated to pay approximately $3.85 million of operating expenses of the Hawkeye G Business for the period beginning on the closing date of the transaction and ending December 31, 2016.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statements of Operations
Three months ended March 31, 2016
(In thousands, except per share amounts)

	Historical	Hexis Divestiture	Pro Forma Adjustments		Pro Forma KEYW
Revenues	$75,720	$(2,078)	$—		$73,642
Costs of Revenues, excluding amortization	51,773	(976)	—		50,797
Gross Profit	23,947	(1,102)	—		22,845
Operating Expenses
Operating expenses	25,714	(10,173)	898	(a)	16,439
Impairment of goodwill	6,980	(6,980)	—		—
Estimated cost to sell disposal group	2,275	(2,275)	—		—
Intangible amortization expense	1,848	(381)	—		1,467
Total	36,817	(19,809)	898		17,906
Operating (Loss) Income	(12,870)	18,707	(898)		4,939
Non-Operating Expense, net	1,634	—	—		1,634
(Loss) Income before Income Taxes	(14,504)	18,707	(898)		3,305
Income Tax Expense, net	906	490	—		1,396
Net (Loss) Income	$(15,410)	$18,217	$(898)		$1,909

Weighted Average Common Shares Outstanding
Basic	39,850,003	39,850,003	39,850,003		39,850,003
Diluted	39,850,003	39,850,003	39,850,003		39,850,003
(Loss) Income per Share
Basic	$(0.39)	$0.46	$(0.02)		$0.05
Diluted	$(0.39)	$0.46	$(0.02)		$0.05

See Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year ended December 31, 2015
(In thousands, except per share amounts)

	Historical	Hexis Divestiture	Pro Forma Adjustments		Pro Forma KEYW
Revenues	$311,810	$(13,875)	$—		$297,935
Costs of Revenues, excluding amortization	212,220	(4,014)	—		208,206
Gross Profit	99,590	(9,861)	—		89,729
Operating Expenses
Operating expenses	106,907	(43,520)	3,125	(a)	66,512
Impairment of goodwill	8,000	(8,000)	—		—
Intangible amortization expense	11,449	(4,362)	—		7,087
Total	126,356	(55,882)	3,125		73,599
Operating (Loss) Income	(26,766)	46,021	(3,125)		16,130
Non-Operating Expense, net	10,258	—	—		10,258
(Loss) Income before Income Taxes	(37,024)	46,021	(3,125)		5,872
Income Tax Expense, net	21,598	(2,730)	(1,094)	(a)	17,774
Net Loss	(58,622)	48,751	(2,031)		(11,902)

Weighted Average Common Shares Outstanding
Basic	38,722,340	38,722,340	38,722,340		38,722,340
Diluted	38,722,340	38,722,340	38,722,340		38,722,340
Loss per Share
Basic	$(1.51)	$1.26	$(0.05)		$(0.31)
Diluted	$(1.51)	$1.26	$(0.05)		$(0.31)

See Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year ended December 31, 2014
(In thousands, except per share amounts)

	Historical	Hexis Divestiture	Pro Forma Adjustments		Pro Forma KEYW
Revenues	$290,574	$(11,324)	$—		$279,250
Costs of Revenues, excluding amortization	195,401	(2,493)	—		192,908
Gross Profit	95,173	(8,831)	—		86,342
Operating Expenses
Operating expenses	96,364	(39,502)	2,993	(a)	59,855
Intangible amortization expense	12,162	(4,425)	—		7,737
Total	108,526	(43,927)	2,993		67,592
Operating (Loss) Income	(13,353)	35,096	(2,993)		18,750
Non-Operating Expense, net	8,804	—	—		8,804
(Loss) Income before Income Taxes	(22,157)	35,096	(2,993)		9,946
Income Tax (Expense) Benefit, net	(8,622)	13,026	(1,048)	(a)	3,356
Net (Loss) Income	$(13,535)	$22,070	$(1,945)		$6,590

Weighted Average Common Shares Outstanding
Basic	37,442,680	37,442,680	37,442,680		37,442,680
Diluted	37,442,680	37,442,680	37,442,680		37,442,680
(Loss) Income per Share
Basic	$(0.36)	$0.59	$(0.05)		$0.18
Diluted	$(0.36)	$0.59	$(0.05)		$0.18

See Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statements of Operations
Year ended December 31, 2013
(In thousands, except per share amounts)

	Historical	Hexis Divestiture	Pro Forma Adjustments		Pro Forma KEYW
Revenues	$298,732	$(9,823)	$—		$288,909
Costs of Revenues, excluding amortization	199,220	(1,840)	—		197,380
Gross Profit	99,512	(7,983)	—		91,529
Operating Expenses
Operating expenses	85,670	(19,659)	634	(a)	66,645
Intangible amortization expense	24,658	(4,125)	—		20,533
Total	110,328	(23,784)	634		87,178
Operating (Loss) Income	(10,816)	15,801	(634)		4,351
Non-Operating Expense, net	9,792	—	—		9,792
Loss before Income Taxes	(20,608)	15,801	(634)		(5,441)
Income Tax Expense, net	(9,389)	7,132	(222)	(a)	(2,479)
Net Loss	$(11,219)	$8,669	$(412)		$(2,962)

Weighted Average Common Shares Outstanding
Basic	36,618,919	36,618,919	36,618,919		36,618,919
Diluted	36,618,919	36,618,919	36,618,919		36,618,919
Loss per Share
Basic	$(0.31)	$0.24	$(0.01)		$(0.08)
Diluted	$(0.31)	$0.24	$(0.01)		$(0.08)

See Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheets
As of March 31, 2016
(In thousands, except per share amounts)

	Historical	Hexis Divestiture	Pro Forma Adjustments		Pro Forma KEYW
ASSETS
Current assets:
Cash and cash equivalents	$31,854	$—	$2,725	(b)	$34,579
Receivables	53,874	(2,547)	5,208	(c)	56,535
Inventories, net	18,938	(3,252)	—		15,686
Prepaid expenses	2,493	(1,175)	—		1,318
Estimated cost to sell disposal group	(2,275)	2,275	—		—
Income tax receivable	306	—	—		306
Total current assets	105,190	(4,699)	7,933		108,424

Property and equipment, net	32,922	(4,964)	—		27,958
Goodwill	290,477	(487)	—		289,990
Other intangibles, net	11,709	(2,219)	—		9,490
Other assets	1,305	—	340	(d)	1,645
TOTAL ASSETS	$441,603	$(12,369)	$8,273		$437,507
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,871	$(1,654)	$1,654	(e)	$10,871
Accrued expenses	14,140	(5,391)	3,977	(f)	12,726
Accrued salaries and wages	11,375	(2,259)	—		9,116
Deferred income taxes	965	—	—		965
Total current liabilities	37,351	(9,304)	5,631		33,678
Long-term liabilities:
Convertible senior notes, net of discount	127,742	—	—		127,742
Non-current deferred tax liability	27,758	—	—		27,758
Other non-current liabilities	11,762	—	—		11,762
TOTAL LIABILITIES	204,613	(9,304)	5,631		200,940
Commitments and contingencies	—
Stockholders’ equity:
Preferred stock, $0.001 par value; 5 million shares authorized, none issued	—	—	—		—
Common stock, $0.001 par value; 100 million shares authorized, 39,881,064 and 39,940,667 shares issued and outstanding	40	—	—		40
Additional paid-in capital	327,620	—	—		327,620
Accumulated deficit / KEYW net investment in Hexis	(90,670)	(3,065)	2,642	(g)	(91,093)
Total stockholders’ equity	236,990	(3,065)	2,642		236,567
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$441,603	$(12,369)	$8,273		$437,507

See Accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

THE KEYW HOLDING CORPORATION AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

(a)	This adjustment reflects general corporate overhead costs which were historically allocated to our Commercial Cyber Solution segment and the related tax impact.

(b)	This adjustment represents the receipt of $5.0 million in closing cash net of the estimated costs to sell the disposal group.

(c)
This adjustment represents $3.0 million of cash consideration to be paid on January 31, 2017 and $2.2 million of receivables related to Commercial Cyber Solution segment that were excluded from the divestitures. As of the divestiture transaction date the excluded receivable balance was $1.7 million.

(d)	This adjustment represents the estimated fair value of the 1.7 million shares of the common stock of Gladiator Corporation.

(e)	This adjustment represents the accounts payable related to Commercial Cyber Solution segment that were excluded from the divestitures.

(f)
This adjustment represents the estimated operating expenses of the Hawkeye G Business for the period beginning on the closing date of the transaction and ending December 31, 2016, that Hexis is obligated to pay.

(g)
This adjustment represents KEYW's net equity position in Hexis, which was eliminated as part of the closing of the Hexis transactions and an estimated loss of approximately $0.4 million arising from the divestitures. This estimated loss has not been reflected in the pro forma condensed consolidated statement of operations as it is considered to be nonrecurring in nature. The estimated loss assumes that both divestitures occurred on March 31, 2016.